UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                                  July 26, 2005


                                  NEXICON, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                          000-30244               13-3389415
          ------                          ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


      400 Gold SW, Suite 1000 Albuquerque, NM               87102
      ---------------------------------------               -----
      (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (505) 248-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Termination of a Material Definitive Agreement.

      On July 22, 2005, Nexicon, Inc. (the "Company"), and Central Solutions, Inc. agreed to terminate the Investment, Marketing and Distribution Agreement entered into on December 10, 2004. As a result of terminating said agreement, the Company will return its 35% ownership interest in Central Solutions and Central Solutions will return the 10,000,000 shares of the Company's common stock received per said agreement.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

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Exhibit         Description                                    Location
--------------------------------------------------------------------------------

Exhibit 99.11   Termination  Agreement, dated as of
                July 18, 2005, by and between
                Nexicon, Inc. and Central Solutions            Provided herewith


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2005

                                         NEXICON, INC.


                                         By: /s/ Richard Urrea
                                             ----------------------------
                                         Name:  Richard Urrea
                                         Title: Chief Executive Officer


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